Exhibit 5(g)

Jefferson National Life Insurance Company (“The Company”) Regular Delivery: [P.O. Box 36750, Louisville, 40233] Overnight: [10350 Ormsby Park Place, Louisville, KY 40223] P: [866.667.0561] F: [866.667.0563] ICC16 JNL-6005-6 Page 1 of 5 MONUMENT ADVISOR, AN INDIVIDUAL FLEXIBLE PREMIUM DEFERRED SEPARATE ACCOUNT ANNUITY APPLICATION ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. Owner is (check one): Individual/JointTrust*CRT*Corporation*Other Inherited Beneficiary Account Original Owner Date of Death 1A. OWNER 1B. JOINT OWNER (if applicable) Name (first, mi, last) Name (first, mi, last) Street Address Street Address Street Address Continued Street Address Continued City State Zip City State Zip SS#/Tax ID # Phone SS#/Tax ID # Phone Birth Date or Date of Formation (mmddyy) MaleFemale Birth Date or Date of Formation (mmddyy) MaleFemale Email Address Email Address Employment Status Address of Employer Employment Status Address of Employer Is Owner an Associated Person of a FINRA Member, Broker, or Dealer?YesNo Is Owner an Associated Person of a FINRA Member, Broker, or Dealer?YesNo Investment Objective1 Investment Objective1 HOUSEHOLD FINANCIAL BACKGROUND Please tell us your best estimate as to: Note: Only fill out Joint Owner section if household is separate. ANNUAL INCOME2 (from all sources) $25,000 and under $25,000-50,000 $50,001-100,000 $100,001-250,000 $250,001-500,000 Over $500,000 NET WORTH3 (excluding your residence) $25,000 and under $25,001-50,000 $50,001-100,000 $100,001-250,000 $250,001-500,000 Over $500,000 ANNUAL INCOME2 (from all sources) $25,000 and under $25,001-50,000 $50,001-100,000 $100,001-250,000 $250,001-500,000 Over $500,000 NET WORTH3 (excluding your residence) $25,000 and under $25,001-50,000 $50,001-100,000 $100,001-250,000 $250,001-500,000 Over $500,000 1 Investment objectives include tax-deferred growth, underlying subaccounts are suitable, etc. 2 Annual income includes income from sources such as employment, alimony, social security, investment income, etc. 3 Net worth is the value of your assets minus your liabilities. For purposes of this application, assets include stocks, bonds, mutual funds, other securities, bank accounts, and other personal property. Do not include your primary residence among your assets. For liabilities, include any outstanding loans, credit card balances, taxes, etc. Do not include your mortgage.

Jefferson National Life Insurance Company (“The Company”) Regular Delivery: [P.O. Box 36750, Louisville, 40233] Overnight: [10350 Ormsby Park Place, Louisville, KY 40223] P: [866.667.0561] F: [866.667.0563] % ICC16 JNL-6005-6 Page 2 of 5 3A. PRIMARY BENEFICIARIES (if blank, the default will be the owner’s estate) 3B. CONTINGENT BENEFICIARIES (if blank, the default will be the owner’s estate) Note: Total must equal 100% Note: Total must equal 100% Name #1 (first, mi, last) Relationship Name #1 (first, mi, last) Relationship Street Address Street Address Street Address Continued Phone Street Address Continued Phone City State Zip City State Zip SS#/Tax ID# Birth Date(mmddyy) Percentage % SS#/Tax ID# Birth Date(mmddyy) Percentage Name #2 (first, mi, last) Relationship Name #2 (first, mi, last) Relationship Street Address Street Address Street Address Continued Phone Street Address Continued Phone City State Zip City State Zip SS#/Tax ID# Birth Date(mmddyy) Percentage % SS#/Tax ID# Birth Date(mmddyy) Percentage % Check here to include additional beneficiaries on separate page. Check here to include additional beneficiaries on separate page. 2A. ANNUITANT (must be a living person) Same as Owner 2B. JOINT ANNUITANT (if applicable) N/ASame as Joint Owner Name (first, mi, last) Name (first, mi, last) Street Address Street Address Street Address Continued Street Address Continued City State Zip City State Zip SS#/Tax ID # Phone SS#/Tax ID # Phone Birth Date (mmddyy) MaleFemale Birth Date (mmddyy) MaleFemale

Jefferson National Life Insurance Company (“The Company”) Regular Delivery: [P.O. Box 36750, Louisville, 40233] Overnight: [10350 Ormsby Park Place, Louisville, KY 40223] P: [866.667.0561] F: [866.667.0563] ICC16 JNL-6005-6 Page 3 of 5 5A. PLAN TYPE 5B. ESTIMATED AMOUNT Non-Qualified (After-Tax Dollars): Qualified (Pre-Tax Dollars): IRARoth IRASEP/IRASimple IRA IRA Contribution for Tax Year 20 ERISAOther $ ($15,000 MINIMUM) 5C. PURCHASE METHOD Enclosed Check (Payable to: Jefferson National Life Insurance Company) EFT Bank Routing/ABA # Dollar Amount $ Account # CheckingSavings *Please provide a voided check Wire (U.S. Financial Institutions Only): Please call [866.667.0561] for wiring instructions. Dollar Amount $ The options below require Form VA121: Authorization to Transfer Funds, and state replacement forms if applicable. 1035 Exchange Transfer Rollover Brokerage Account, Mutual Fund, CD, etc. 4. ELECTRONIC ACCESS The e-mail address provided will only be used for communication related to my Account with Jefferson National and shall not be used for any other purposes. Except as permitted by law, Jefferson National does not transfer customer data to unaffiliated third parties. As Owner, I elect to receive electronic versions of all documents pertaining to my Account (E-mail required in 1A). As Owner, I elect to receive electronic versions of all documents pertaining to my Account, except for the following: Financial TransactionsNon-Financial TransactionsStatements Product Prospectuses/SupplementsInvestment Portfolios Prospectuses/SupplementsOriginal Policy As Owner, I reject accessing information relating to my Account electronically.

Jefferson National Life Insurance Company (“The Company”) Regular Delivery: [P.O. Box 36750, Louisville, 40233] Overnight: [10350 Ormsby Park Place, Louisville, KY 40223] P: [866.667.0561] F: [866.667.0563] ICC16 JNL-6005-6 Page 4 of 5 8. OWNER STATEMENT All statements made on all pages of this application are true to the best of my knowledge and belief and I agree to all terms and conditions as stated herein. I also agree that this application may become a part of my annuity contract. I further verify my understanding that all payments and values provided by the contract, when based on the investment experience of the variable account, are variable and not guaranteed as to dollar amount. I acknowledge receipt of a current prospectus. Under penalty of perjury, I certify that the social security or taxpayer identification number is correct as it appears in this application. I understand that Jefferson National may, from time to time, sponsor conferences or otherwise remunerate broker/dealers or other third parties for marketing or other services. I understand that if a financial advisor affiliated with a broker/dealer assisted me in the purchase of this variable annuity, he/she may be acting as an agent of Jefferson National. Are there any life insurance policies or annuity contracts owned by or on the life of the owner or the annuitant?YesNo Is the proposed contract intended to replace any existing annuity or insurance contract?Yes*No *If yes, Replacement requirements must be followed. (All transfers and/or exchanges are considered replacements.) Has a replacement occurred in the past 60 months?YesNo Signature of Primary Owner/Trustee: Signature of Joint Owner/Co-Trustee: Date: Date: Additional Signature as Necessary: Additional Signature as Necessary: Date: Date: 6. INVESTMENT OPTIONS: A Money Market Option listed below must be selected. Once your contract is funded, you may choose from available investment options. Go to [www.jeffnat.com] or see the Investment Option Guide (Form VA130) for a list of available options. Money Market 100% Invesco Money Market; or 100% ProFunds Money Market 7. FRAUD WARNINGS Any person who knowingly presents a false statement of claim in an application for insurance may be guilty of a criminal offense and is subject to penalties under state law.

Jefferson National Life Insurance Company (“Jefferson National”) Regular Delivery: [P.O. Box 36750, Louisville, 40233] Overnight: [10350 Ormsby Park Place, Louisville, KY 40223] P: [866.667.0561] F: [866.667.0563] ICC16 JNL-6005-6 Page 5 of 5 9A. REGISTERED REPRESENTATIVE/AGENT Name of Registered Representative/Agent: Jefferson National Advisor ID: (if known) Broker Dealer Name Agent’s Florida ID Number: (if known) Advisory Firm Name: Jefferson National Firm ID: (if known) Address: Phone: Fax: E-Mail: (required) Tax ID # / SS #: Check here to include additional Registered Representatives on a separate page. 9B. REGISTERED REPRESENTATIVE/AGENT REPLACEMENT QUESTIONS (to be answered by Registered Representatives/Agent) Are there any life insurance policies or annuity contracts owned by or on the life of the owner or the annuitant? YesNo Do you have reason to believe the product applied for is intended to replace existing annuities or life insurance? YesNo Registered Representative Signature: Date: 10. PRINCIPAL APPROVAL (if applicable) Jefferson National Securities Corporation Principal Signature: Date: SPECIAL REMARKS FOR HOME OFFICE USE